EXHIBIT 24.1
                             POWER OF ATTORNEY
                             -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of RJR NABISCO HOLDINGS CORP., a Delaware corporation (the "Company"), do hereby make, constitute and appoint Jo-Ann Ford, H. Colin McBride and David F. Sternlieb, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-4 relating to the exchange offer for the Series B Cumulative Preferred Stock of the Company, and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 20th day of June, 1995.



/s/ Charles M. Harper      Chairman of the Board, Chief Executive
---------------------
Charles M. Harper          Officer and President, Director

/s/ Robert S. Roath        Senior Vice President and Chief
---------------------
Robert S. Roath            Financial Officer

/s/ Richard G. Russell     Senior Vice President and Controller
----------------------
Richard G. Russell

/s/ John T. Chain, Jr.     Director
----------------------
John T. Chain, Jr.

/s/ Julius L. Chambers     Director
----------------------
Julius L. Chambers

/s/ John L. Clendenin      Director
----------------------
John L. Clendenin

/s/ H. John Greeniaus      Director
----------------------
H. John Greeniaus

/s/ Ray J. Groves          Director
----------------------
Ray J. Groves







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/s/ James W. Johnston      Director
-----------------------
James W. Johnston

/s/ John G. Medlin, Jr.    Director
-----------------------
John G. Medlin, Jr.

/s/ Rozanne L. Ridgway     Director
----------------------
Rozanne L. Ridgway